UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 10, 2010

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                 OTHER ITEMS

On March 10, 2010, the registrant issued a news release announcing its preliminary loss estimates for the Chile Earthquake and the European Windstorm Xynthia. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(c)                            Exhibits

Exhibit No.                                           Description

99.1                                                       News Release of the registrant,
              dated March 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              EVEREST RE GROUP, LTD.

              By:  /S/ DOMINIC J. ADDESSO
Dominic J. Addesso
Executive Vice President and Chief Financial Officer

Dated:  March 10, 2010

EXHIBIT INDEX

Exhibit
Number                                                 Description of Document                                                                           Page No.

99.1                                                         News Release of the registrant,
dated March 10, 2010                                                                                           5